FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934




Date of Report:  November 16, 2006          Commission File No. 0-8788




                         DELTA NATURAL GAS COMPANY, INC.
             (Exact name of registrant as specified in its charter)



          KENTUCKY                                       61-0458329
(State or other jurisdiction of          (I.R.S. Employer Identification No.)
incorporation or organization)


           3617 Lexington Road
           Winchester, Kentucky                         40391
(Address of principal executive offices )              (Zip Code)



       Registrant's telephone number, including area code (859) 744-6171.





ITEM 8.01.   OTHER EVENTS.


     On November 16, 2006, the Board of Directors approved, effective December 1, 2006, changing the monthly compensation for Delta's 7 independent directors from $900.00 to $1,600.00 per month for service as a member of the Board of Directors. The additional monthly compensation for service on committees was not changed.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                       DELTA NATURAL GAS COMPANY, INC.
                                               (Registrant)

                                       By___/s/John F. Hall__________________
                                               John F. Hall
                                               Vice President - Finance,
                                               Secretary & Treasurer
                                                    (Signature)


Date:  November 16, 2006